Exhibit 99.1

Fall 2019 NASDAQ: FVCB

Forward-Looking Statements; Non-GAAP Information This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of FVCB’s operations and policies and regarding general economic conditions. These forward-looking statements include, but are not limited to, statements about (i) FVCB’s plans, obligations, expectations and intentions and (ii) other statements that are not historical facts. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon the expectations, beliefs and assumptions of the management of FVCB as to the expected outcomes of future events, current and anticipated economic conditions, nationally and in FVCB’s markets, and their impact on the operations and assets of FVCB, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant risks and uncertainties. Factors that could cause results and outcomes to differ materially include, among others, the expected growth opportunities or cost savings resulting from the merger, which may not be fully realized or take longer than expected to realize; the ability of the two companies to avoid customer dislocation or runoff, and employee attrition following the merger; changes in FVCB’s operating or expansion strategy; availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of FVCB to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of FVCB’s interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, business disruption following the merger with Colombo, changes in interest rates and capital markets, inflation, customer acceptance of FVCB’s products and services, customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions and other risk factors described in FVCB’s filings with the SEC. For a discussion of these and other factors, please review the “Cautionary Note Regarding Forward-Looking Statements” and Risk Factors in FVCB’s prospectus filed with the SEC on September 17, 2018, pursuant to Rule 424(b). Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on such forward-looking statements. Past results are not necessarily indicative of future performance. FVCB assumes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this release. Use of Non-GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures include core return on average assets, tangible book value, tangible common equity, tangible assets and efficiency ratio. The non-GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations. FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation. 2

An Attractive Investment Opportunity in the DC and Baltimore MSAs 3 1 2 3 4 5 Well positioned in one of the most attractive banking markets in the U.S. Track record of exceptional growth and strong profitability Disciplined, low risk commercial balance sheet Strong core deposit base Experienced leadership team Sixth largest MSA with favorable demographics, economic trends and business investments Recent consolidation in local markets has created growth opportunities for remaining firms Organic CAGRs in excess of 17% for assets, loans, deposits and pre-tax income since 2014 Core ROAA and Core ROAE of 1.10% and 9.46%, respectively, for the most recent quarter Commercial focused lending portfolio with small average loan balances that further mitigates risk Emphasis on credit administration and risk management; comprehensive policies and procedures enabling the maintenance of strong asset quality Strategy of full service relationship banking helps support FVCB’s margin Treasury management tools allow FVCB to compete against larger competitors and attract sophisticated commercial and government customers Hands on management team with intimate knowledge of clients, credits, markets and employees Proven track record of growth at varying institutions within the DC MSA

4 Financial data as of or annualized for the three months ended September 30, 2019, unless otherwise noted Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned Source: S&P Global Market Intelligence; Company documents Company Snapshot FVCB Legacy (6) FVCB Acquired (5) 2 6 1 3 5 4 9 7 8 10 Dollar values in thousands, except per share data Financial Highlights ¹ Total Assets $1,565,196 Gross Loans $1,243,405 Total Deposits $1,317,720 Tangible Common Equity $166,950 TCE / TA 10.67% MRQ Core ROAA 1.10% MRQ Core ROAE 9.46% MRQ Net Interest Margin 3.41% MRQ Efficiency Ratio 57.65% NPAs² / Assets 0.91% Capitalization Detail ¹ Common Shares Outstanding (actual) 13,874,776 Options Outstanding 1,810,159 Average Weighted Strike Price of Options $8.08 Restricted Stock Units (Exluded from share count) 124,339 Basic Tangible Book Value per Share $12.03 MRQ EPS Annualized $1.12 11

Well Positioned In One of the Most Attractive Markets in the U.S. 5 Top 10 MSAs By Population Vibrant Economy Washington D.C. and Baltimore MSAs contain 30 and 7 Fortune 1000 companies, respectively Over 3.3 million private sector employees and nearly 1 million public sector employees in the Washington D.C. and Baltimore MSAs Virginia was ranked the 4th best state for business in 2018 by CNBC Both states have large workforce populations spanning several generational demographic cohorts 9 of the top 30 wealthiest counties in the nation are located in Washington DC and Baltimore MSAs Numerous Government Contracting entities support government functions With over 30 banks acquired in these markets over the past five years, there are limited investment opportunities to invest in community banks in this market 1 Source: S&P Global Market Intelligence; FDIC, Proximityone.com, DC Department of Employment Services, Maryland Department of Labor, Licensing and Regulation, US News and World Report

Colombo contribution Annualized growth over the first nine months of 2019 Source: S&P Global Market Intelligence; Company documents 6 Total Assets 2 Total Loans, Net of Fees Total Deposits Organic CAGR: 18.7% Organic CAGR: 17.6% Organic CAGR: 19.6% Organic YOY Growth Rate Organic YOY Growth Rate Organic YOY Growth Rate Organic Growth Track Record of Exceptional Growth and Strong Profitability Relationship Driven Model Continues to Create Balance Sheet Leverage 19.3% 21.8% 23.3% 15.8% 9.5% 24.6% ¹ 24.1% 22.4% 23.1% 15.8% 11.8% 14.2% ¹ 17.2% 24.4% 23.8% 19.6% 10.3% 20.3% ¹ $510 $624 $768 $889 $994 $1,100 $143 $143 2014 2015 2016 2017 2018 2019Q3 $504 $627 $776 $928 $1,024 $1,180 $138 $138 2014 2015 2016 2017 2018 2019Q3

Excludes one-time transaction costs of $3.3 million for 2018 and $0.13 million for 2019 Represents YTD 2019Q3 pre-tax income Source: S&P Global Market Intelligence; Company documents 7 Pre-Tax Income ($M) Efficiency Ratio (%) Net Interest Margin (%) Drivers of Earnings Growth: Continued leverage and upside on Colombo franchise Continued growth in legacy D.C. and Virginia markets 2 Track Record of Exceptional Growth and Strong Profitability Stable Margin and Improving Efficiency Produce An Attractive Earnings Stream 27.1% CAGR $6.3 $8.3 $10.5 $14.5 $16.4 $15.4 2014 2015 2016 2017 2018 ¹ YTD Q319 ² 65.2% 61.3% 58.0% 57.2% 55.7% 56.1% 2014 2015 2016 2017 2018 ¹ YTD Q319 ¹ 3.63% 3.66% 3.51% 3.43% 3.51% 3.55% 2014 2015 2016 2017 2018 YTD Q319

8 Positioning For Future Growth Source: S&P Global Market Intelligence; Company documents 17 loan officers with deep connections to the markets; average experience of over 20 years Focused effort on commercial, real estate and small business Expanded focus on government contracting provides large source of growth potential Total commitments of $137.9 million with average outstanding of $41.0 million 2019 YTD and total deposits of $85.8 million Total of 117 relationships which represents a 21% growth year over year Well positioned for interest rate moves 50% variable (8% tied to LIBOR; 25% tied to Treasuries; 17% tied to Prime) 50% fixed NII impact +100: 1.4% NII impact - 100: -1.3% Small average loan balance helps mitigate risk C&I average loan size: $406,000 CRE average loan size: $1.3 million 3 Disciplined, Low-Risk Commercial Balance Sheet Well Diversified Commercial Portfolio C&I 23.3% CRE 58.7% Other 18.0% C&I Portfolio Balance % of Portfolio Yield Commercial and Industrial $111,075 8.9% 6.19 % Owner Occupied CRE $178,353 14.3% 4.79 % Total C&I $289,428 23.3% 5.33 % Commercial Real Estate Portfolio Balance % of Portfolio Yield Nonowner Occupied CRE $443,830 35.7% 4.59 % Multifamily $71,871 5.8% 4.46 % Construction & Development $214,594 17.3% 5.72 % Total CRE $730,295 58.7% 4.91 % Other Loans Balance % of Portfolio Yield Residential 1-4 $48,994 3.9% 4.98 % Residential 1-4 Investment Property $74,124 6.0% 5.15 % Home Equity Lines $72,121 5.8% 5.20 % Other Loans $28,443 2.3% 7.56%

9 Non-Owner Occupied CRE & Construction Net Charge-Offs (Recoveries) / Average Loans Asset Quality Trends Over Time¹ Well-Reserved Loan Portfolio Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned 2) OREO property under sales agreement. Sales agreement received for $3.9 million of NPLs. Source: S&P Global Market Intelligence; Company documents ( ($s in Thousands) Nonperforming Loans (NPLs) OREO 3 Disciplined, Low-Risk Commercial Balance Sheet Proven History of Strong Credit Metrics ($000s) % of LTV (Maximum Bank DSC (Minimum CRE Type Balance Total CRE Guidelines) Bank Guidelines) Multi-family $72,089 7.93% 80% 1.2 Retail $160,856 17.70% 75% 1.2 Office $74,903 8.24% 75% 1.2 Hotel $53,506 5.89% 65% 1.3 Construction $165,211 18.18% 75% - AD&C $793 0.09% 65% - Land $48,590 5.35% 60% - Industrial $59,671 6.57% 75% 1.2 Mixed Use $57,799 6.36% 75% 1.2 Special Use $27,146 2.99% 65% 1.05 - 1.30 Other $9,731 1.07% 65%-80% 1.2 -1.3 Total Non Owner Occupied $730,295 0.03% 0.07% 0.19% (0.01%) 0.05% 0.04% 2014 2015 2016 2017 2018 2019 Q3²² $1.6 $2.6 $0.2 $0.8 $3.2 $10.4 $3.9 $4.2 $3.9 2014 2015 2016 2017 2018 2019 Q3² ($000s) ALLL Balance at 12/31/2018 $9,159 Net Charge-Offs (346) Provision for Loan Losses $1,255 ALLL Balance at 9/30/2019 $10,068 Remaining Fair Value Discount $2,134 Total Effective Reserve $12,202 Loans, Net of Fees at 9/30/2019 $1,243,405 ALLL Coverage 0.81% Remaining Mark Coverage 0.18% Effective Reserve Coverage 0.98%

Strong Core Deposit Base Full service relationships continue to drive core deposit growth Approximately $828.8mm in loans, or 75% of the commercial loan portfolio, retain a deposit relationship with the bank Growth in commercial accounts provide cross selling opportunities with FVCB’s technology investment $871.4 mm in commercial deposits, across 5,800 accounts, with an average rate of 1.01% Treasury management tools and high-touch service allows FVCB to compete for larger clients $112.5 million in public funds at an average rate of 2.22% 10 4 Deposit Portfolio Composition As of 12/31/2014 As of 9/30/2019 Fed Funds increase of 2.00% in the same time period Source: S&P Global Market Intelligence; Company documents 12/31/14 Cost of Deposits: 0.84 % Deposit Composition By Delivery Channel MRQ Cost of Deposits: 1.42% ($s in Thousands) Commercial Retail Public Wholesale Balance Wtd. Cost Balance Wtd. Cost Balance Wtd. Cost Balance Wtd. Cost DDA $ 282,269 0.00% $ 12,555 0.00% – – – – Now / Transactions $ 295,157 1.06% $ 9,316 0.22% $ 45,102 1.75% $ 02 0.00 % Savings / MMDA $ 161,904 1.49% $ 90,700 1.30% $ 20,639 2.22% – – Time Deposits $ 132,022 2.45% $ 148,290 2.28% $ 46,786 2.67% $ 72,977 2.18 % Total $ 871,353 1.01% $ 260,861 1.76% $ 112,527 2.22% $ 72,979 2.18 % Noninterest bearing 22.4% Interest bearing 47.3% Time 24.8% Wholesale 5.5%

Experienced Leadership Team Management Team With Strong Ties to The Market 11 5 FVCB’s executive management team consists of seven officers with over 185 years of combined experience in the Washington, D.C. metropolitan area David Pijor was the founding Chairman of the Board of James Monroe Bancorp, which opened in June 1998 in Arlington, VA, and was instrumental in the growth and strategic direction of the bank until its sale to Mercantile Bankshares Corporation in 2006 for $143.8 million Name Current Position Prior Community Bank Experience Years Years at FVCB Experience David W. Pijor Chairman & CEO, Company and Bank James Monroe Bancorp 20 12 Patricia A. Ferrick President, Company and Bank Southern Financial Bancorp, Potomac Bank of Virginia 32 12 B. Todd Dempsey EVP and Chief Operating Officer, Company and Bank United Bank 38 12 William G. Byers EVP and Chief Lending Officer, Company and Bank Middleburg Bank, Century National Bank 25 8 Michael G. Nassy EVP and Chief Credit Officer, Company and Bank City First Bank of DC, National Cooperative Bank 19 7 Sharon L. Jackson EVP and Chief Deposit Officer, Company and Bank MainStreet Bank 33 3 Jennifer L. Deacon EVP and Chief Financial Officer, Company and Bank Cardinal Financial Corp. 22 2

12 5 David Pijor Chairman & CEO Served as Chairman of the Board and CEO of FVCB since its organization Lead organizer, Chairman of the Board and General Counsel of James Monroe Bank from its inception to sale to Mercantile Bankshares L. Burwell Gunn Jr. Vice Chairman Served as Vice Chairman of the Board since 2015 Served as President and COO of FVCB from 2008 to 2013 Served as CEO and President of Cardinal Bank from 1997 to 1999 Served as Director of the Board since 2018 Previous Chairman, President and Principal Owner of Colombo bank for 16 years until its sale to FVCB in 2018 Bio Bio Trish Ferrick President & Director Scott Laughlin Director Tom Patterson Director Devin Satz Director Larry Schwartz Director Morty Bender Director Sidney Simmonds Director Daniel Testa Director Phillip Wills Director Steven Wiltse Director Manages various Wills family real estate development firms Co-founded Church Investments and Consolidated Green Services President of Simmonds & Klima, Ltd Served as Chairman of the Board at First Commonwealth Bank of Virginia Served as Director of Bank of Northern Virginia Owner, President and CEO of TCI since 1980 Serves as Director of Advanced Solutions International Partner and Co-founder of Argy, Wiltse & Robinson, P.C. Served as Director at Cardinal Financial Corp Serves as President of the Bank and Company CFO and EVP from FVCB’s inception until June of 2017 Former auditor at KPMG Founder of Synchronous Knowledge, Inc. until its sale to IMS Health Incorporated in 2005 Retired from the U.S. Air Force in 1999 Co-owner of LMO Advertising CEO of Artemis Technologies Advisor at First Juice, Inc. and Ardent Capital Former Attorney with Linowes and Blocher, LLP Served as Director at James Monroe Bank Vice President of Friendship Place non-profit Serves as the Managing Partner of Schwartz, Weissman & Co Former director of Annapolis Bancorp Source: S&P Global Market Intelligence Experienced Leadership Team Governed and Supported By An Exceptional Board

Appendix: Additional Materials 13

Financial Highlights 14 Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned Nonperforming loans defined as nonaccruals and 90+ days past due Source: S&P Global Market Intelligence; Company documents Financial Data as of 09/30/19 Dollars in Millions, Except Per Share Amounts 2014 2015 2016 2017 2018 YTD Q319 Total Assets $605 $737 $909 $1,053 $1,352 $1,565 Total Loans, Net of Fees $510 $624 $768 $889 $1,137 $1,243 Total Deposits $504 $627 $776 $928 $1,162 $1,318 Total Equity $67 $73 $80 $98 $158 $175 Net Interest Income $19.2 $22.9 $27.2 $32.1 $39.8 $36.2 Non Interest Income $1.3 $1.2 $1.2 $3.0 $1.7 $2.0 Non Interest Expense $13.3 $14.7 $16.4 $19.3 $26.4 $21.5 Net Income $4.1 $5.4 $6.9 $7.7 $10.9 $12.1 Earnings Per Share $0.41 $0.51 $0.63 $0.67 $0.85 $0.82 ROAA 0.76% 0.85% 0.88% 0.80% 0.94% 1.13% ROAE 6.45% 7.70% 8.91% 8.63% 9.29% 9.65% Efficiency Ratio 65.2% 61.3% 58.0% 57.2% 55.7% 56.1% Net Interest Margin 3.63% 3.66% 3.51% 3.43% 3.51% 3.55% NPAs ¹ / Assets 0.26% 0.35% 0.03% 0.44% 0.57% 0.91% Reserves / Loans 1.09% 1.00% 0.84% 0.87% 0.81% 0.81% NPLs ² / Assets 0.26% 0.35% 0.03% 0.07% 0.24% 0.67% NCO Ratio 0.03% 0.07% 0.19% (0.01%) 0.05% 0.04% Tier 1 Leverage Ratio 10.96% 10.82% 11.89% 11.79% 12.41% 12.11% Common Equity Tier 1 Ratio N/A 11.25% 12.37% 12.05% 13.27% 12.68% Tier 1 Ratio 12.53% 11.25% 12.37% 12.05% 13.27% 12.68% Total Risk-Based Capital Ratio 13.62% 12.20% 13.16% 12.83% 14.02% 13.40% Income Statement Performance Asset Quality Bank Level Capital Ratios Balance Sheet

LOAN 5-YEAR HISTORY 15 For the Period Ended 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 ($000) C&I Portfolio Commercial & Industrial $ 76,309 $ 86,633 $ 99,314 $ 83,262 $ 121,864 Owner Occupied CRE 84,486 92,977 104,881 120,965 157,486 Total C&I $ 160,795 $ 179,610 $ 204,195 $ 204,227 $ 279,350 Commercial Real Estate Portfolio Nonowner Occupied CRE $ 159,808 $ 205,007 $ 267,740 $ 296,166 $ 385,778 Multifamily 28,515 28,592 41,603 56,023 70,108 Construction & Development 33,238 49,527 74,543 122,729 153,046 Total CRE $ 221,561 $ 283,126 $ 383,886 $ 474,918 $ 608,932 Other Loans Home Equity Lines $ 31,142 $ 50,704 $ 75,846 $ 82,819 $ 80,096 Residential 1-4 78,364 86,847 80,704 86,253 130,482 Other Loans 18,076 23,272 23,472 40,460 37,883 Total Other $ 127,582 $ 160,823 $ 180,022 $ 209,532 $ 248,461 Total Loans $ 509,938 $ 623,559 $ 768,103 $ 888,677 $ 1,136,743

FVCB Business Strategy 16 FVCB aims to capitalize on market opportunities while maintaining disciplined and comprehensive credit underwriting. FVCB’s focus on providing high-touch, responsive, relationship-based client service allows it to compete effectively and exceed the needs of customers Opportunity Blueprint for Success Organic Growth Focus on relationships, generating “sticky” sustainable, core deposits Continue to bolster existing market share Hire seasoned lenders to scalable lending structure Opportunistic Growth Explore potential bank acquisitions Cultivate relationships with institutional investors Capitalize on attracting experienced bankers and new customers due to bank consolidation in local markets Maintain Credit Quality Strong risk management culture Disciplined underwriting Constantly managing and overseeing credit quality Superior Technology Utilize strategic suite of superior products Continue to attract and service larger, sophisticated commercial and governmental customers Profitability Continued growth of return on assets and return on equity Enhance net interest income Leverage strong infrastructure to enhance efficient growth

FVCB Franchise History Since inception, FVCbank has successfully executed a strategic plan focused on organic growth and opportunistic acquisitions without compromising asset quality or financial discipline 17 $13.00 for existing shareholders, $13.50 for new shares offered to the public Source: S&P Global Market Intelligence; Company documents June 2013 Follow-On Offering #3 $21.9mm @ $13.50 per share ($6.91 per share split adjusted) Q1 2010 Reached sustained profitability September 2010 FollowOn Offering #1 $6.3mm @ $12.50 per share ($6.40 per share split adjusted) 2010 2011 2013 2014 2015 2016 2017 2012 2018 May / June 2016 Five for Four Stock Split June 2016 $25.0 mm 6% Subdebt February 2012 FollowOn Offering #2 $6.7mm @ $13.00/$13.50 per share ($6.66/$6.91 per share split adjusted)¹ October 2012 Completed acquisition of 1st Commonwealth Bank of Virginia in Arlington, VA April / May 2015 Five for Four Stock Split quoted on OTCQX October 2015 Formed FVCBankcorp Holding Company May 2018 Announced acquisition of Colombo Bank in Rockville, MD September 2018 Initial Public Offering $36.9mm @ $20.00 per share October 2018 Completed acquisition of Colombo Bank in Rockville, MD 2009 2008 2007 November 2007 FVCbank is established $23mm offering @ $10 per share ($5.12 per share split adjusted) raised in 8 weeks August 2017 Private Reg. D Offering $10.0mm @ $20.00 per share ($16.00 per share split adjusted) September 2017 Five for Four Stock Split 2019